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                                   UAM FUNDS
                      Funds for the Informed Investor/sm/

                      MJI International Equity Portfolio

                        Institutional Class Shares and
                      Institutional Service Class Shares

                       Supplement dated October 11, 2001
        to the Statement of Additional Information dated July 30, 2001

The first paragraph in the section entitled "Investment Advisory and Other Services--Investment Adviser" is hereby replaced with the following paragraph:

Effective September 1, 2001, Murray Johnstone International. Ltd. ("MJI") and its sister company, Aberdeen Asset Management Inc. ("Aberdeen") consolidated operations, and Aberdeen replaced MJI as investment adviser to the Fund. Both Aberdeen and MJI are subsidiaries of Aberdeen Asset Management PLC. Aberdeen, located at One Albyn Place, Aberdeen, Scotland, manages and supervises the investment of the Fund's assets on a discretionary basis. Aberdeen Asset Management PLC, with an office at One Albyn Place, Aberdeen Scotland, also has offices in the USA, Singapore, Hong Kong, Ireland and Luxembourg.

The last sentence in the section entitled "Investment Advisory and Other Services--Investment Adviser--Advisory Fees" is hereby replaced with the following sentence:

For the last three fiscal years, the Fund paid MJI the following in advisory fees:

The section entitled "Shareholder Servicing Agreements" is hereby replaced with the following paragraph:

The adviser may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund. The adviser may make such payments out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect are made generally available to all qualified service providers. The adviser may also compensate affiliated companies for referring investors to the Fund.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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                                   UAM FUNDS
                      Funds for the Informed Investor/sm/

                      MJI International Equity Portfolio

                        Institutional Class Shares and
                      Institutional Service Class Shares

                       Supplement dated October 11, 2001
                    to the Prospectuses dated July 30, 2001

The sections entitled "Investment Management--Investment Adviser" and "Investment Management--Portfolio Managers" is hereby replaced with the following:

Investment Adviser

Effective September 1, 2001, Murray Johnstone International, Ltd. ("MJI") and its sister company, Aberdeen Asset Management Inc. ("Aberdeen") consolidated operations, and Aberdeen replaced MJI as investment adviser to the Fund. Both Aberdeen and MJI are subsidiaries of Aberdeen Asset Management PLC. The portfolio managers of the fund, however, remain unchanged. Aberdeen, located at One Albyn Place, Aberdeen, Scotland, manages and supervises the investment of the fund's assets on a discretionary basis. Aberdeen Asset Management PLC has its headquarters in Aberdeen, Scotland, but also has offices in the United States, Singapore, Hong Kong, England, Ireland and Luxembourg.

For its services, the fund has agreed to pay the adviser a management fee of 0.75% of the fund's average net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of the fund to 1.50% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.54% of its average net assets in advisory fees to MJI.

Portfolio Managers

James Clunie is Head of Global Equities and in charge of portfolio management for North American clients. Mr. Clunie is also responsible for research into the performance and continued development of the Twenty Questions Analysis.
Mr. Clunie came to MJI in 1989 after receiving his BS with Honors in Mathematics and Statistics from Edinburgh University. He has worked in the UK department and spent time in the United States, as a product specialist. He is a Certified Financial Analyst.
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Andrew Preston is a Senior Portfolio Manager at Aberdeen. Among his
responsibilities is oversight of accounts with special guidelines. He has been with MJI and/or Aberdeen for fourteen years, and has been a member of the UK and Japan teams. He also played a prominent role in the establishment of a joint venture company formed in 1986 to invest Japanese institutional funds internationally. Earlier in his career, Andrew was a diplomat in the Australian Department of Foreign Affairs. He is fluent in Japanese and Chinese.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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